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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                 FORM 8-K/A
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


                              AMENDMENT NO. 1


    Date of Report (Date of Earliest Event Reported):  December 20, 1996

                        ZIEGLER LEASING CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)

                                 Wisconsin
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               (State or Other Jurisdiction of Incorporation)

           33-43082                                    39-1148992
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

 215 North Main Street, West Bend, Wisconsin                   53095
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (414) 334-5521
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)




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     Item 4.   Change in Registrant's Certifying Accountant.
     ------    --------------------------------------------

               As described in the original Form 8-K filed by the Registrant on December 31, 1996, all of the outstanding capital stock of the Registrant was purchased on December 20, 1996 by General Electric Capital Corporation from The Ziegler Companies, Inc., in a cash for stock transaction. Following this transaction, all of the outstanding capital stock of the Registrant, namely 2,000 shares of common stock, $1.00 par value, is now owned by General Electric Capital Corporation.

               In connection with the transaction referred to above, effective December 23, 1996, the Registrant engaged KPMG Peat Marwick, the regular independent auditors of General Electric Capital Corporation, to serve as principal accountants to audit the Registrant's financial statements. Before such new engagement, Arthur Andersen LLP ("Arthur Andersen") was engaged as the Registrant's principal accountants. The change in principal accountants was made as a routine matter, incident to the change of control of the Registrant.

               Pursuant to Item 304(a)(1)(i) of Regulation S-K, Arthur Andersen was dismissed on December 23, 1996, incident to the change of control of the Registrant.

               Pursuant to Item 304(a)(1)(ii) of Regulation S-K, none of Arthur Andersen's reports on the financial statements for either of the last two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

               Pursuant to Item 304(a)(1)(iii) of Regulation S-K, the decision to change accountants was incident to the change of control of the Registrant. Although the decision to change accountants was not explicitly authorized by the Registrant's Board of Directors, all of whom resigned on December 20, 1996 (as reported in Item 6 in the original Form 8-K), the decision was implicitly authorized as a part of the transaction by which all of the outstanding capital stock of the Registrant was purchased on December 20, 1996 by General Electric Capital Corporation.

               Pursuant to Item 304(a)(1)(iv) of Regulation S-K, there have been no disagreements or "reportable events" with Arthur Andersen at any time during the Registrant's two most recent fiscal years or during the interim period from January 1, 1996 through December 23, 1996 (its date of dismissal).

               As required in Item 304(a) of Regulation S-K, attached hereto as Exhibit 16 is a letter from Arthur Andersen, addressed to the Commission, in which Arthur Andersen indicates that it agrees with the statements made by the Registrant in this Form 8-K/A.


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     Item 7.   Financial Statements and Exhibits
     -------   ---------------------------------

     (c)  Exhibits.

          16 Letter from Arthur Andersen LLP, addressed to the Commission, dated January 3, 1997, re: change in certifying accountant.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZIEGLER LEASING CORPORATION


     DATE:  January 6, 1997             By:      /s/ Thomas F. Fanelli
                                            -------------------------------
                                            Thomas F. Fanelli, Vice President








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                                  EXHIBIT INDEX


     Exhibit No.              Description                             Page
     -----------              -----------                             ----

         16 Letter from Arthur Andersen LLP, addressed to the Commission, dated January 3, 1997, re: change in certifying accountant.






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